UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 6, 2017

TENNANT COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 6, 2017, Tennant Company (“Tennant”) completed the acquisition of IP Cleaning S.p.A. and its subsidiaries ("IPC Group”), pursuant to the terms of the Share Purchase Agreement with Ambienta SGR S.p.A. (acting as the management company of the closed-end funds named Ambienta I, Ambienta II and Ambienta II-bis), Federico De Angelis, Pietro Corsano Annibaldi, Antonio Perosa and Giulio Vernazza, which was entered into on February 22, 2017, and filed as Exhibit 2.1 to Tennant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2017.

The $353 million (€330 million) purchase price for the acquisition of the IPC Group was funded through the Credit Agreement, dated as of April 4, 2017, among Tennant and the Foreign Subsidiary Borrowers from time to time party thereto, JPMorgan Chase Bank, N. A. (“JPMorgan”), as administrative agent, Goldman Sachs Bank USA, as syndication agent, Wells Fargo Bank, National Association, U.S. Bank National Association, and HSBC Bank USA, National Association, as co-documentation agents, and the Lenders (including JPMorgan) from time to time party thereto, which was filed as Exhibit 10.01 to Tennant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2017.

Item 7.01 Regulation FD Disclosure.

On April 6, 2017, Tennant issued a press release announcing the closing of the acquisition of IP Cleaning S.p.A. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of IPC Group for the years ended December 31, 2016, 2015 and 2014 are filed herewith as Exhibits 99.2, 99.3 and 99.4, respectively. The consent of KPMG S.p.A., IPC Group's independent registered public accounting firm, is attached as Exhibit 23.1 to this Current Report.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed financial information of Tennant for the year ended December 31, 2016 is filed herewith as Exhibit 99.5 and is incorporated herein by reference.

(d) Exhibits.

23.1    Consent of KPMG S.p.A.*

99.1	News Release, dated April 6, 2017, announcing the closing of the acquisition of IP Cleaning S.p.A.*
99.2     Audited Financial Statements of IPC Group for the year ended December 31, 2016*
99.3    Audited Financial Statements of IPC Group for the year ended December 31, 2015*
99.4    Audited Financial Statements of IPC Group for the year ended December 31, 2014*

99.5	Unaudited Pro Forma Combined Condensed Financial Information of Tennant for the year ended December 31, 2016*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: April 7, 2017	By:	/s/ Heidi M. Wilson
Heidi M. Wilson
Senior Vice President, General Counsel and Secretary